[USAA(R) logo appears here.]





                                  USAA INCOME
                                          STRATEGY Fund




                                          [Image appears here.]






                               Semiannual Report

--------------------------------------------------------------------------------
November 30, 2001

Table of CONTENTS
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      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                10

      SHAREHOLDER VOTING RESULTS                                      17

      FINANCIAL INFORMATION

         Portfolio of Investments                                     19

         Notes to Portfolio of Investments                            25

         Statement of Assets and Liabilities                          26

         Statement of Operations                                      27

         Statements of Changes in Net Assets                          28

         Notes to Financial Statements                                29

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth
                              --------------------------------------------------
        Growth                       TAXABLE BOND            ASSET ALLOCATION
                              --------------------------------------------------
     Growth & Income
                                     GNMA Trust            Balanced Strategy
      Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
     International
                                        Income           Growth and Tax Strategy
     Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
  THE FUND'S NAME WAS               Short-Term Bond          Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)
                              ---------------------------
 Science & Technology               TAX-EXEMPT BOND
                              ---------------------------
   Small Cap Stock
                                      Long-Term
        Value
                                  Intermediate-Term
    World Growth
                                      Short-Term

                                  State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT

[Photograph of the President and
Vice Chairman of the Board,
Christopher W. Claus, appears here.]
                                                         "
                                             ...WE BELIEVE AN ECONOMIC

                                             RECOVERY IS ON THE HORIZON.

                                           AS 2001 DREW TO A CLOSE, WE WERE

                                             RECEIVING MORE POSITIVE THAN

                                          NEGATIVE SURPRISES FROM THE LEADING

                                                 ECONOMIC INDICATORS.
                                                         "
--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is



               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board





               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA INCOME STRATEGY FUND


OBJECTIVE
--------------------------------------------------------------------------------

               High current return, with reduced risk over time, through an asset allocation strategy that emphasizes income and gives secondary emphasis to long-term growth of capital.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in bonds, and to a lesser extent, stocks and money market instruments.

--------------------------------------------------------------------------------
                                         11/30/01                  5/31/01
--------------------------------------------------------------------------------
   Net Assets                          $64.6 Million            $63.7 Million
   Net Asset Value Per Share              $11.40                   $11.84

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC* YIELD AS OF 11/30/01
--------------------------------------------------------------------------------
     5/31/01         1 YEAR     5 YEARS       SINCE INCEPTION        30-DAY
    TO 11/30/01**                                ON 9/1/95          SEC YIELD
      -1.36%         0.40%       6.13%              7.32%             5.48%


*CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

**TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund, the Lehman Brothers Aggregate Bond Index, the Lipper General Bond Funds Average, and the Lipper General Bond Funds Index for the period of 9/1/95 through 11/30/01. The data points from the graph are as follows:

                 USAA INCOME          LEHMAN          LIPPER        LIPPER
                STRATEGY FUND         INDEX           AVERAGE       INDEX
                -------------        -------          -------       ------
09/01/95          $10,000            $10,000          $10,000       $10,000
11/30/95           10,711             10,382           10,398        10,389
05/31/96           10,323             10,262           10,475        10,583
11/30/96           11,546             11,012           11,264        11,416
05/31/97           11,725             11,115           11,492        11,633
11/30/97           12,851             11,844           12,185        12,389
05/31/98           13,686             12,328           12,649        12,895
11/30/98           14,253             12,963           12,983        13,280
05/31/99           14,366             12,865           13,018        13,209
11/30/99           14,668             12,958           13,065        13,253
05/31/00           14,936             13,136           13,143        13,349
11/30/00           15,485             14,132           13,794        14,090
05/31/01           15,761             14,859           14,507        14,794
11/30/01           15,547             15,710           14,933        15,269

DATA SINCE INCEPTION ON 9/1/95 THROUGH 11/30/01.



               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

 ...CONTINUED
--------------------------------------------------------------------------------


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund to the following benchmarks:

               - The Lehman Brothers Aggregate Bond Index, an unmanaged index made up of the government/credit index, the mortgage-backed securities index, and the asset-backed securities index.

               - The Lipper General Bond Funds Average, the average performance level of all general bond funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper General Bond Funds Index, which tracks the total return performance of the 10 largest funds within the Lipper General Bond Funds category.

10

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

[Photograph of the Portfolio
Managers appears here.]

                                       From left to right: Pamela Bledsoe Noble,
                                       CFA (Money Market Instruments);

                                       Didi Weinblatt, CFA (Allocation Manager
                                       and Bonds); and

                                       William Van Arnum, CFA (Stocks).

--------------------------------------------------------------------------------

PERFORMANCE
--------------------------------------------------------------------------------

               Rising bond prices helped to offset the effect of falling stock prices during the six-month period ending November 30, 2001. The USAA Income Strategy Fund returned -1.36% for the period. The Lipper General Bond Fund Average posted a 3.13% return; the Lehman Brothers Aggregate Bond Index returned 5.73%; and the S&P 500 Index returned -8.66% for the same period.


MARKET CONDITIONS
--------------------------------------------------------------------------------

               The financial markets, and indeed the world, were profoundly affected by the horrific events of September 11, 2001. Our hearts went out to our friends and colleagues in New York, Washington, D.C., and Pennsylvania. Even before the attacks,



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 9 FOR THE LIPPER AVERAGE DEFINITION.

               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

 ...CONTINUED
--------------------------------------------------------------------------------


               the economy had entered a recession that ended the longest expansion in history. Throughout this period, the Federal Reserve Board (the Fed) continued to ease interest rates in what is now its most aggressive easing cycle in history. As of the end of November 2001, the Fed lowered interest rates a total of 4.5% in 10 moves since January 2001. (As of this writing, the Fed had lowered the rate another 0.25% since the end of the reporting period.)

               Fed policy has the most effect on short-term interest rates, but the market determines long-term rates. In response to Fed easing, short-term interest rates declined, but intermediate-term and long-term rates remained stubbornly high. The latter, however, are the benchmarks that set financing rates for long-term investments and consumer mortgage rates. Although these rates had fallen earlier in the period, by the end of November they were back to the levels they had been before the first Fed cut in January 2001. With inflation low and falling, intermediate-term and long-term rates are at relatively high levels.


STRATEGY
--------------------------------------------------------------------------------

               The Fund's principal strategy is to diversify its portfolio among different asset classes. Your Fund's assets are invested primarily in bonds and, to a lesser extent, in stocks and money market instruments within preset target ranges. As a rule, 75% to 85% of your Fund's assets are invested in bonds, 15% to 25% in stocks, and 0% to 10% in money market instruments. Bonds provide the potential for income while stocks provide the

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               potential for long-term capital growth. Money market instruments are used to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. Commercial paper or U.S. government agency discount notes are the most common investments used for these purposes.







                            PERCENTAGE TARGET RANGE
                                 OF NET ASSETS

A pie chart is shown here depicting the Percentage Target Range of Net Assets as of November 30, 2001 of the USAA Income Strategy Fund to be:

Bonds - 75%-85%;  Stocks - 15%-25%;  and Money Market Instruments - 0%-10%.

 ...CONTINUED
--------------------------------------------------------------------------------


                                ASSET ALLOCATION
                                    11/30/01

A pie chart is shown here depicting the Asset Allocation as of November 30, 2001 of the USAA Income Strategy Fund to be:

U.S. Government & Agency Issues - 47.4%; Corporate Bonds - 28.8%; Stocks - 25.0%; and Money Market Instruments - 0.2%.


     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


 YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-24.



               This mix of stocks, bonds, and money market instruments provides you with the benefits of diversification by holding different asset classes that may fluctuate independently of each other. In periods when interest rates are rising and bond prices are falling, rising stock prices may help offset falling bond prices. At other times, rising bond prices may help dampen the effect of falling stock prices. During the reporting period we increased your Fund's allocation to equities from 21% to 25%.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


BONDS
--------------------------------------------------------------------------------

               Our basic strategy for bonds is to invest in Treasury notes and bonds, Treasury inflation-protected securities (TIPS), U.S. agency debentures, mortgage-pass-through securities, and investment-grade corporate bonds. We continue to look for bonds whose yield spreads (the difference between the bond's yield and the yield of a comparable maturity Treasury bond) are high compared to other bonds, relative to the risks involved.

               Now that the economy is in recession, it remains to be seen how soon the substantial monetary and fiscal policy stimulus can restart the economic growth engine. For now the economic slide has stabilized and signs of recovery can be seen on the horizon. Consumer spending, which accounts for two-thirds of the nation's output, has been remarkably resilient. The strength of the holiday selling season, which had a strong Thanksgiving start, may hold the key to a full recovery. As the economy begins to recover, corporate earnings could begin to stabilize. This could potentially create a favorable environment for corporate bonds, and we expect them to outperform other sectors of the bond market.


STOCKS
--------------------------------------------------------------------------------

               During the past six months, market conditions for equities were about as tough as they get, as witnessed by poor fundamentals in the technology sector, rising inventory, falling productivity and economic output, rising unemployment, and terrorist attacks--finally resulting in an official recession. None of this news is good, and the combination of all of these factors had a depressing effect on stock prices. The equity sector of your

 ...CONTINUED
--------------------------------------------------------------------------------


               Fund significantly outperformed its peer group (as represented by the Lipper Large-Cap Core and Growth Funds categories) as well as the S&P 500 Index. The equity sector of the Fund has done particularly well post-September, because the markets have begun to anticipate an economic recovery.

               There is reason for optimism. First, the Fed and the government are on the side of the investor. Fed Chairman Alan Greenspan has aggressively cut interest rates, and Congress is attempting to provide stimulus to the economy. Also, recessions have historically proven to be excellent buying opportunities. Although the timing is difficult to predict, the economy should eventually benefit from these actions. In addition, companies are not sitting still, waiting for demand to improve, but are aggressively cutting costs and excess capacity. Because inflation does not appear to be a problem, there is good reason to believe that the Fed's previous interest rate cuts will have a positive impact on demand, and industry cost-cutting efforts should reduce supply. These actions could potentially help set up our investments for a nice recovery.

               We are not attempting to time this recovery or place a large overweighting in technology. Rather, we are trying to buy superior companies that have been temporarily hurt by an economic slowdown. When a recovery is under way, our investments in economically sensitive technology and capital goods companies, as well as our stock-market-sensitive financial companies, should be positively affected.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

16

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               Our long-term strategy is to buy what we consider "franchises." These are companies with large barriers to entry and superior business models that can sustain competitive intensity with products or services that have low threats of substitution or obsolescence. We are also attempting to buy companies with opportunities to deploy shareholder capital at superior rates of return. Finally, we want to invest in management teams that have shown to be efficient capital allocators, have conservative accounting policies, and run the business like owners do.

               Speaking for our team of portfolio managers, traders, and analysts, it's a privilege to be given the opportunity to serve you. Thank you for your confidence and support. We send our best wishes for the new year.



                      ------------------------------------
                              TOP 5 EQUITY HOLDINGS
                                (% of Net Assets)
                      ------------------------------------

                      Microsoft Corp.                 1.2%

                      Comcast Corp. "A"               1.0%

                      Dell Computer Corp.             1.0%

                      General Electric Co.            0.9%

                      QUALCOMM, Inc.                  0.8%

                      ------------------------------------


               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-24.

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A and 4 are for the USAA Income Strategy Fund, a series of the Trust.




PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                       VOTES
                TRUSTEES                             VOTES FOR        WITHHELD
                ----------------------------------------------------------------

                Robert G. Davis                      239,347,773      5,469,150

                Christopher W. Claus                 239,347,357      5,469,566

                David G. Peebles                     239,347,773      5,469,150

                Michael F. Reimherr                  239,347,773      5,469,150

                Richard A. Zucker                    239,347,571      5,469,352

                Barbara B. Dreeben                   239,347,963      5,468,960

                Robert L. Mason, Ph.D.               239,347,571      5,469,352

                Laura T. Starks, Ph.D.               239,347,571      5,469,352

18

 ...CONTINUED
--------------------------------------------------------------------------------
                                 Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  3,901,093       191,631        96,501            2,319


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  3,986,246       126,538        76,441            2,319

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                          COUPON                  VALUE
    (000)   SECURITY                                 RATE    MATURITY      (000)
--------------------------------------------------------------------------------
            DEBT INSTRUMENTS (76.2%)
            U.S. GOVERNMENT & AGENCY ISSUES (47.4%)
   $  850   Federal National Mortgage Assn.          3.13%  11/15/2003   $   851
      900   Federal National Mortgage Assn.          6.63   11/15/2030       965
      986   Federal National Mortgage Assn.          6.50    7/01/2031       998
    2,000   Federal National Mortgage Assn. a        6.50    1/01/2032     2,023
      797   Government National Mortgage Assn.       7.00    3/15/2026       826
    8,371   Government National Mortgage Assn.       6.00    1/15/2029     8,326
    1,767   Government National Mortgage Assn.       6.00    1/15/2029     1,758
    6,119   Government National Mortgage Assn.       6.00    1/15/2029     6,085
    3,117   Government National Mortgage Assn.       7.00    6/15/2029     3,220
    3,570   U.S. Treasury Bonds b                    5.25   11/15/2028     3,441
    1,571   U.S. Treasury Inflation-Indexed Notes    3.88    1/15/2009     1,624
      533   U.S. Treasury Inflation-Indexed Notes    3.50    1/15/2011       537
--------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $30,111)         30,654
--------------------------------------------------------------------------------
            CORPORATE BONDS (28.8%)
    1,000   Calpine Canada Energy Finance            8.50    5/01/2008       997
      500   Central Power & Light Co.                6.63    7/01/2005       520
      500   Citicorp                                 6.38    1/15/2006       525
    1,000   Citigroup, Inc., Senior Notes            6.50    1/18/2011     1,046
    1,400   Exxon Mobil Corp.                        6.15    7/02/2008     1,499
    1,000   Ford Motor Credit Co.                    7.38    2/01/2011     1,019
    1,000   General Electric Capital Corp.,
              Medium-Term Note                       7.25    5/03/2004     1,086
      200   Household Finance Co.                    6.38   10/15/2011       201
      500   Hydro-Quebec                             6.98    2/28/2005       537
    1,000   Intermedia Communications, Inc.          8.60    6/01/2008     1,027
    1,000   Mirage Resorts, Inc., Senior Notes       7.25   10/15/2006       995
    1,000   Nationwide Health Properties c           6.90   10/01/2037       978
      500   Pacific Bell                             5.88    2/15/2006       514
    1,000   Phillips Petroleum Co. b                 8.75    5/25/2010     1,175
      500   Sara Lee Corp.                           6.30   11/07/2005       515
    2,000   ServiceMaster Co., Notes                 8.45    4/15/2005     2,122
    1,000   Sprint Capital Corp.                     7.63    1/30/2011     1,050
    2,000   Washington Mutual, Inc.                  8.25    4/01/2010     2,252
      500   Waste Management, Inc.                   7.00   10/15/2006       518
--------------------------------------------------------------------------------
            Total corporate bonds (cost: $17,492)                         18,576
--------------------------------------------------------------------------------
            Total debt instruments (cost: $47,603)

20

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            STOCKS (25.0%)
            ADVERTISING (0.3%)
    2,100   Omnicom Group, Inc.                                          $   180
--------------------------------------------------------------------------------
            AEROSPACE & DEFENSE (0.2%)
    1,800   General Dynamics Corp.                                           150
--------------------------------------------------------------------------------
            APPLICATION SOFTWARE (0.3%)
    4,200   BEA Systems, Inc.*                                                70
    2,100   Electronic Arts, Inc.*                                           127
--------------------------------------------------------------------------------
                                                                             197
--------------------------------------------------------------------------------
            BANKS (0.5%)
    6,100   Northern Trust Corp.                                             353
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (0.6%)
    1,400   Amgen, Inc.*                                                      93
    1,600   Genentech, Inc.*                                                  92
      700   Human Genome Sciences, Inc.*                                      30
    2,000   IDEC Pharmaceuticals Corp.*                                      140
    1,200   Millennium Pharmaceuticals, Inc.*                                 41
--------------------------------------------------------------------------------
                                                                             396
--------------------------------------------------------------------------------
            BREWERS (0.3%)
    3,800   Anheuser-Busch Companies, Inc.                                   164
--------------------------------------------------------------------------------
            BROADCASTING & CABLE TV (1.8%)
   10,300   Clear Channel Communications, Inc.*                              481
   17,200   Comcast Corp. "A"*                                               654
--------------------------------------------------------------------------------
                                                                           1,135
--------------------------------------------------------------------------------
            COMPUTER & ELECTRONIC RETAIL (0.5%)
    4,500   Best Buy Co., Inc.*                                              321
--------------------------------------------------------------------------------
            COMPUTER HARDWARE (1.6%)
   23,300   Dell Computer Corp.*                                             651
    2,700   IBM Corp.                                                        312
   12,500   Palm, Inc.*                                                       44
--------------------------------------------------------------------------------
                                                                           1,007
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            CONSTRUCTION MATERIALS (0.4%)
    5,300   Vulcan Materials Co.                                         $   245
--------------------------------------------------------------------------------
            DATA PROCESSING SERVICES (0.9%)
    2,900   Automatic Data Processing, Inc.                                  161
    5,500   First Data Corp.                                                 403
--------------------------------------------------------------------------------
                                                                             564
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES (1.0%)
   11,900   Charles Schwab Corp.                                             171
    3,700   Moody's Corp.                                                    128
    5,900   Morgan Stanley Dean Witter & Co.                                 328
--------------------------------------------------------------------------------
                                                                             627
--------------------------------------------------------------------------------
            DRUG RETAIL (0.2%)
    3,400   Walgreen Co.                                                     112
--------------------------------------------------------------------------------
            FOOD RETAIL (0.3%)
    4,000   Safeway, Inc.*                                                   178
--------------------------------------------------------------------------------
            GENERAL MERCHANDISE STORES (0.7%)
    7,800   Wal-Mart Stores, Inc.                                            430
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT (0.3%)
    1,600   Baxter International, Inc.                                        83
    2,500   Medtronic, Inc.                                                  118
--------------------------------------------------------------------------------
                                                                             201
--------------------------------------------------------------------------------
            HEALTH CARE FACILITIES (0.2%)
    3,400   HCA-The Healthcare Co.                                           132
--------------------------------------------------------------------------------
            HOTELS (0.5%)
   12,700   Starwood Hotels & Resorts Worldwide, Inc.                        345
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.3%)
    3,500   Colgate-Palmolive Co.                                            204
--------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES (0.9%)
   15,500   General Electric Co.                                             597
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INSURANCE BROKERS (0.5%)
    3,300   Marsh & McLennan Companies, Inc.                             $   353
--------------------------------------------------------------------------------
            INTEGRATED OIL & GAS (0.2%)
    4,200   Exxon Mobil Corp.                                                157
--------------------------------------------------------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
   16,000   WorldCom Group, Inc.*                                            233
--------------------------------------------------------------------------------
            MOVIES & ENTERTAINMENT (0.5%)
    9,400   AOL Time Warner, Inc.*                                           328
--------------------------------------------------------------------------------
            MULTI-LINE INSURANCE (0.5%)
    3,900   American International Group, Inc.                               321
--------------------------------------------------------------------------------
            MULTI-UTILITIES (0.2%)
    4,800   Dynegy, Inc. "A"                                                 146
--------------------------------------------------------------------------------
            NETWORKING EQUIPMENT (0.2%)
    7,600   Cisco Systems, Inc.*                                             155
--------------------------------------------------------------------------------
            OIL & GAS EXPLORATION & PRODUCTION (0.1%)
    1,700   Anadarko Petroleum Corp.                                          88
--------------------------------------------------------------------------------
            OIL & GAS EQUIPMENT & SERVICES (0.1%)
    2,800   Baker Hughes, Inc.                                                92
--------------------------------------------------------------------------------
            PACKAGED FOODS (0.2%)
    3,000   Wrigley, Wm. Jr. Co.                                             152
--------------------------------------------------------------------------------
            PAPER PACKAGING (0.6%)
    8,100   Sealed Air Corp.*                                                372
--------------------------------------------------------------------------------
            PERSONAL PRODUCTS (0.3%)
    5,000   Gillette Co.                                                     164
--------------------------------------------------------------------------------
            PHARMACEUTICALS (4.0%)
    3,000   Allergan, Inc.                                                   226

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    7,600   American Home Products Corp.                                 $   457
    9,000   Bristol-Myers Squibb Co.                                         484
    2,900   Eli Lilly & Co.                                                  240
    5,100   Johnson & Johnson, Inc.                                          297
    5,600   Merck & Co., Inc.                                                379
   10,900   Pfizer, Inc.                                                     472
--------------------------------------------------------------------------------
                                                                           2,555
--------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (0.8%)
        5   Berkshire Hathaway, Inc. "A"*                                    350
       65   Berkshire Hathaway, Inc. "B"*                                    152
--------------------------------------------------------------------------------
                                                                             502
--------------------------------------------------------------------------------
            SEMICONDUCTOR EQUIPMENT (0.3%)
    5,700   Applied Materials, Inc.*                                         227
--------------------------------------------------------------------------------
            SEMICONDUCTORS (1.4%)
   13,400   Intel Corp.                                                      438
    2,100   Intersil Corp. "A"*                                               70
    5,400   Linear Technology Corp.                                          221
    4,700   Texas Instruments, Inc.                                          151
--------------------------------------------------------------------------------
                                                                             880
--------------------------------------------------------------------------------
            SOFT DRINKS (0.2%)
    3,200   Coca-Cola Co.                                                    150
--------------------------------------------------------------------------------
            SPECIALTY STORES (0.4%)
    9,000   Tiffany & Co.                                                    259
--------------------------------------------------------------------------------
            SYSTEMS SOFTWARE (1.3%)
   11,800   Microsoft Corp.*                                                 757
    2,000   VERITAS Software Corp.*                                           78
--------------------------------------------------------------------------------
                                                                             835
--------------------------------------------------------------------------------
            TELECOMMUNICATION EQUIPMENT (1.0%)
    2,400   CIENA Corp.*                                                      42
    9,600   JDS Uniphase Corp.*                                               97
    8,800   QUALCOMM, Inc.*                                                  517
--------------------------------------------------------------------------------
                                                                             656
--------------------------------------------------------------------------------
            Total stocks (cost: $15,977)                                  16,163
--------------------------------------------------------------------------------

24

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENT (0.2%)
   $  156   American General Corp., Commercial Paper, 2.15%, 12/03/2001
              (cost: $156)                                               $   156
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST: $63,736)                            $65,549
================================================================================

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) At November 30, 2001, the cost of securities purchased on a delayed-delivery basis was $2,007,000.

          (b) At November 30, 2001, portions of these securities were segregated to cover delayed-delivery purchases.

          (c) Put bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

          * Non-income-producing security.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

STATEMENT
--------------------------------------------------------------------------------
                            of ASSETS and LIABILITIES
                            (in thousands)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities, at market value
     (identified cost of $63,736)                                      $ 65,549
   Cash                                                                      25
   Receivables:
      Capital shares sold                                                    42
      Dividends and interest                                                451
      Securities sold                                                       670
                                                                       --------
         Total assets                                                    66,737
                                                                       --------

LIABILITIES

   Securities purchased                                                   2,007
   Capital shares redeemed                                                   69
   USAA Investment Management Company                                        27
   USAA Transfer Agency Company                                              13
                                                                       --------
         Total liabilities                                                2,116
                                                                       --------
            Net assets applicable to capital shares outstanding        $ 64,621
                                                                       ========

REPRESENTED BY:

   Paid-in capital                                                     $ 66,029
   Accumulated undistributed net investment income                          389
   Accumulated net realized loss on investments                          (3,610)
   Net unrealized appreciation of investments                             1,813
                                                                       --------
            Net assets applicable to capital shares outstanding        $ 64,621
                                                                       ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                        5,667
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  11.40
                                                                       ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)

USAA INCOME STRATEGY FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends                                                        $     55
      Interest                                                            1,669
                                                                       --------
         Total income                                                     1,724
                                                                       --------
   Expenses:
      Management fees                                                       163
      Administrative and servicing fees                                      33
      Transfer agent's fees                                                  81
      Custodian's fees                                                       22
      Postage                                                                 9
      Shareholder reporting fees                                              5
      Trustees' fees                                                          3
      Registration fees                                                      23
      Professional fees                                                      12
      Other                                                                   1
                                                                       --------
         Total expenses                                                     352
      Expenses reimbursed                                                   (33)
                                                                       --------
         Net expenses                                                       319
                                                                       --------
            Net investment income                                         1,405
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      Net realized loss on investments                                   (3,301)
      Change in net unrealized appreciation/depreciation                    971
                                                                       --------
            Net realized and unrealized loss                             (2,330)
                                                                       --------
Decrease in net assets resulting from operations                       $   (925)
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)

USAA INCOME STRATEGY FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001


                                                        11/30/2001    5/31/2001
                                                        -----------------------
FROM OPERATIONS

   Net investment income                                 $   1,405    $   2,859
   Net realized gain (loss) on investments                  (3,301)         553
   Change in net unrealized appreciation/depreciation
      of investments                                           971            -
                                                        -----------------------
      Increase (decrease) in net assets resulting
         from operations                                      (925)       3,412
                                                        -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                    (1,492)      (2,907)
                                                        -----------------------
   Net realized gains                                            -         (909)
                                                        -----------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                 6,091       13,379
   Reinvested dividends                                      1,388        3,411
   Cost of shares redeemed                                  (4,135)     (14,815)
                                                        -----------------------
      Increase in net assets from
         capital share transactions                          3,344        1,975
                                                        -----------------------
Net increase in net assets                                     927        1,571

NET ASSETS

   Beginning of period                                      63,694       62,123
                                                        -----------------------
   End of period                                         $  64,621    $  63,694
                                                        =======================

Accumulated undistributed net investment income:
   End of period                                         $     389    $     476
                                                        =======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                 520        1,121
   Shares issued for dividends reinvested                      121          287
   Shares redeemed                                            (354)      (1,237)
                                                        -----------------------
      Increase in shares outstanding                           287          171
                                                        =======================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Income Strategy Fund (the
          Fund). The Fund's investment objective is to seek high current return, with reduced risk over time, through an asset allocation strategy that emphasizes income and gives secondary emphasis to long-term growth of capital.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase paid-in capital and decrease accumulated undistributed net investment income by $11,000.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements did not affect fees.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2001, were $14,182,000 and $7,881,000, respectively.

          The cost of securities at November 30, 2001, for federal income tax purposes, was $63,725,000.

          Gross unrealized appreciation and depreciation of investments as of November 30, 2001, for tax purposes, were $3,179,000 and $1,355,000, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.50% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper General Bond Funds Index, which tracks the total return performance of the top 10 largest

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              funds in the Lipper General Bond Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/-   0.20% to 0.50%           +/-  0.04%
       +/-   0.51% to 1.00%           +/-  0.05%
       +/-   1.01% and greater        +/-  0.06%

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              Effective August 1, 2001, through September 30, 2002, the Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.95% of its average net assets, after the effect of any custodian fee offset arrangements.

          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was reduced to $28.50.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

36

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities and to classify as interest income any paydown gains or losses realized on mortgage-backed securities and asset-backed securities. This change does not affect the Fund's net asset value but does change the classification of certain amounts in the statement of operations. For the six-month period ended November 30, 2001, interest income increased by $13,000, net realized loss on investments increased by $2,000 and the change in net unrealized appreciation/depreciation of investments decreased by $11,000. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $11,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                NOVEMBER 30,                     YEAR ENDED MAY 31,
                                ---------------------------------------------------------------------
                                   2001          2001        2000        1999        1998        1997
                                ---------------------------------------------------------------------
Net asset value at
   beginning of period          $ 11.84       $ 11.93     $ 12.17     $ 12.11     $ 10.84     $ 10.06
Net investment income               .25           .55         .53         .44         .46         .50
Net realized and
   unrealized gain (loss)          (.42)          .09        (.06)        .16        1.31         .83
Distributions from net
   investment income               (.27)         (.56)       (.51)       (.44)       (.46)       (.50)
Distributions of realized
   capital gains                      -          (.17)       (.20)       (.10)       (.04)       (.05)
                                ----------------------------------------------------------------------
Net asset value at
   end of period                $ 11.40       $ 11.84     $ 11.93     $ 12.17     $ 12.11     $ 10.84
                                =====================================================================
Total return (%) *                (1.36)         5.53        3.96        4.97       16.72       13.59
Net assets at
   end of period (000)          $64,621       $63,694     $62,123     $70,589     $39,161     $13,878
Ratio of expenses to
   average net assets (%)           .98a,b,c     1.02b       1.01         .97        1.00        1.00
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)              1.08a,b,c      N/A         N/A         N/A        1.21        1.51
Ratio of net investment
   income to average
   net assets (%)                  4.30a,d       4.58        4.32        3.83        4.35        4.80
Portfolio turnover (%)            12.32         54.91       61.08      117.12        7.15       64.71

 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.
(c) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 0.95% of the Fund's average net assets.
(d) Without the adoption of the change in amortization method discussed in Note 8, New Accounting
    Pronouncement, this amount would have been 4.26%.

38

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

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

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